UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

Dividend Growth Fund	December 31, 2014

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks registered strong gains in 2014 as the markets shook off concerns about an unexpected and, as it turned out, anomalous first-quarter economic contraction, rising global geopolitical concerns, and sluggish economic growth overseas. Investors instead focused on the deepening roots of a moderate but resilient U.S. economic recovery supported by accommodative monetary policies, solid employment growth, and favorable corporate earnings. Sharply lower energy prices and expectations of more expansive monetary policy in reaction to slower growth overseas were also beneficial.

Against this backdrop, the Dividend Growth Fund gained 6.50% and 12.34% for the 6- and 12-month periods ended December 31, 2014, respectively. (Returns for the fund’s Advisor Class differed slightly due to its different fee structure.) The fund outpaced the benchmark S&P 500 Index in the latter half of the year but trailed for the full 12 months. The fund outperformed its Lipper peer group index over both periods. Every sector, except for energy, generated positive absolute returns for the 12-month period. Utilities, health care, and information technology registered the largest gains, while consumer discretionary, financials, and consumer staples were roughly in line with the S&P 500 Index. Stock selection and sector weights had little net impact on the fund’s performance versus the S&P 500 Index.

Your fund’s Board of Directors declared a year-end dividend of $0.14 per share ($0.11 per share for the fund’s Advisor Class) on December 10, 2014. Total dividend distributions for 2014 were $0.47 per share ($0.37 per share for the fund’s Advisor Class). The year-end dividend was paid on December 12, 2014. Shareholders should have received a check or statement reflecting the most recent distribution.

ECONOMIC AND MARKET ENVIRONMENT

U.S. stocks produced strong overall gains in 2014 and capped a sixth consecutive year of positive returns. The market shook off geopolitical concerns and worries about slowing growth overseas, finding support in signs of a resilient U.S. recovery and steadily improving economic conditions throughout the year. U.S. gross domestic product (GDP) grew at an annualized rate of 4.6% in the second quarter and 5.0% in the third quarter, with the combined periods marking the strongest consecutive quarters of economic growth since 2003. A firming labor market reflected the improving economy as employers added 252,000 new jobs in December and the unemployment rate declined to 5.6%. U.S. corporate balance sheets and profit margins remained healthy, supported by solid revenue and earnings growth. Inflation expectations stayed tame, aided by an unexpectedly sharp drop in oil prices (more on this in the Portfolio Review and Positioning section) and signs of slowing economic growth in Europe, Japan, and China. Long-term interest rates declined despite the cessation of the Federal Reserve’s asset purchase program in October. With the end of the Fed’s quantitative easing program, investors have shifted their attention to the timing and pace of the Fed’s prospective interest rate hikes, now expected to begin in mid- to late 2015. Significantly, most major currencies depreciated against the U.S. dollar due to a combination of slowing economies and looser monetary policies in many overseas countries and expectations of tighter monetary policies in the U.S.

In this environment, large- and mid-cap stocks outpaced small-cap shares over the last year. According to various Russell indexes, value stocks outperformed growth stocks among large- and mid-cap shares, while the opposite was true for small-caps. Dividends registered another strong period of growth, and merger and acquisition (M&A) activity increased dramatically compared with 2013. Buyers are paying up for the assets they want, and many of the recent M&A deals have been very large, driven by a lack of organic growth and an extremely favorable financing environment. Time will tell whether these are good deals, but history suggests that many will not be positive.

This was another strong year for dividends. According to S&P Dow Jones indices, this is the fourth year in a row with double-digit increases in cash dividends, with companies increasing cash payments by $197 billion over the last four years. Payout rates have risen modestly over the past couple of years but remain in the mid-30% range, which is still well below the 52% historical average. As a result, dividends still have room to grow as corporations continue to report good cash flow and large cash reserves. In addition, investors should find stock dividend yields very attractive compared with the low or negative real (inflation-adjusted) yields available on many fixed income investments. For example, the average yield for dividend-paying stocks was 2.45% at the end of 2014 compared with 2.17% on a 10-year Treasury note—and some would say that a high-quality blue chip stock is arguably a better credit risk.

PORTFOLIO REVIEW AND POSITIONING

Our utilities stocks generated outstanding gains for the fund over the 12-month reporting period. Yield-hungry investors flocked to the sector as the yield on 10-year Treasuries steadily declined over the course of the year. Entergy and Sempra Energy were strong contributors, and we added a position in FirstEnergy, one of the largest regulated utilities in the U.S. Our position in the sector remains small because we believe that stocks are fairly valued overall, and we have no plans to significantly alter our current exposure. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care stocks rose more than 20% in 2014. This traditionally defensive sector offered investors a combination of attractive growth and reasonable valuation, particularly when compared with other defensive areas of the market. Slowing growth, slumping currencies, and geopolitical concerns overseas also contributed to a moderate flight to quality that helped our stocks. In general, the sector features good fundamentals, although several years of outperformance mean that many stocks are no longer “cheap.” Drug distributor McKesson and managed care provider UnitedHealth Group were among the fund’s top contributors. Both companies operate in relatively concentrated markets with high barriers to entry and feature attractive business models, high returns on invested capital, and strong free cash flow. Life sciences tool company Thermo Fisher Scientific gained as it started to realize synergies from its 2013 acquisition of Life Technologies Corporation. The company’s substantial recurring revenue base and exposure to developed markets proved well suited for today’s economic backdrop. Medical device maker Covidien was another strong contributor due to its acquisition by Medtronic, while large pharmaceutical firms Merck and Johnson & Johnson also generated solid gains.

Information technology was a good contributor in absolute terms. The sector accounted for approximately 12% of our portfolio at year’s end, but we remain significantly underweight relative to the S&P 500 Index due to our preference for business models that are less susceptible to competitive disruption. After entering the year with uncharacteristically low valuations due to concerns about stale products and rising competition, Apple staged a strong rebound as a replacement cycle in the U.S. mobile phone market boosted sales of its new iPhone 6. A more shareholder-friendly return of capital also helped the stock. Global software giant Microsoft had a good year, triggered in part by a welcome change in the company’s leadership. A new management team is taking a refreshing approach, including the thoughtful allocation of the company’s prodigious cash flow both within the business and to shareholders. We believe this new approach will be a big performance driver over the coming quarters. Payment processor Visa, which has been a good multiyear performer, continued to benefit from a long-term trend toward digital payments as well as a broadening U.S. economic recovery. An improving labor market and expectations for rising interest rates boosted shares of payroll outsourcing company Automatic Data Processing.

Results for our financials stocks were solidly positive and largely in line with the broader domestic equity market. Although this economically sensitive sector has rebounded from the lows of the global financial crisis in 2008–2009, valuations in certain areas are still reasonable on a normalized earnings basis. We also believe there is significant leverage in this sector due to the improving U.S. economy, a strengthening housing market, and the potential for rising interest rates, if and when they occur. Our real estate investment trusts had a good year, led by cell phone tower operators Crown Castle International and American Tower. Both companies enjoyed growing demand for ever-higher data capacity to support smartphone technology, as well as the contractual nature of their business model, which tends to generate steady earnings, good cash flow, and attractive dividends. Shares of General Growth Properties climbed higher as the expanding economy boosted expectations for its portfolio of high-quality malls. Commercial banks also did well, including Wells Fargo, U.S. Bancorp, and PNC Financial Services Group, as the U.S. economic recovery deepened.

After generating strong gains in the first half of the year, our energy stocks tumbled in the latter half of 2014. The decline in oil prices was particularly sharp as a number of factors weighed heavily on the sector. Increased North American shale oil production and OPEC’s decision in November to maintain its output are two key reasons for the decline in oil prices. In addition, Russia and Venezuela have been producing at peak capacity to support their fragile economies, while supplies in Iran and Libya have come back online. Meanwhile, slower economic activity in Europe, Japan, and China contributed to reduced global demand expectations for oil and a host of other commodities. Finally, the rising value of the U.S. dollar versus most other major currencies weighed on oil prices since most global commodities are priced in U.S. dollars. Most of our stocks in this sector were punished by falling oil prices, with Occidental Petroleum, Apache, and a recently established position in Canadian Natural Resources among the hardest hit. We continue to be underweight the energy sector versus our benchmark, and we are in no rush to meaningfully increase exposure due to the unfavorable supply/demand outlook. However, we are also cognizant of a somewhat volatile geopolitical landscape, which can change very quickly and have a profound impact on oil prices and, consequently, oil-related equities. Our approach is to own companies with a combination of attractive assets and strong balance sheets. We believe this combination provides staying power in this difficult environment. If managed properly, we are optimistic that our holdings will emerge in stronger competitive positions once the price cycle turns.

OUTLOOK

The U.S. economic recovery appears to be on relatively firm footing. Diminished fiscal headwinds, increased state and local government spending, better private sector demand, and moderate job growth should support gradual improvements in economic activity. U.S. Federal Reserve policy remains accommodative despite the end of its quantitative easing program. Interest rate hikes are not expected until at least mid-2015, and, as of this writing, it looks as if that target may be pushed out further. Inflation remains below the Fed’s 2% target, helped by lower energy costs. Healthy corporate balance sheets and cash flows offer flexibility to increase hiring and capital expenditures, enhance M&A activity, and return capital to shareholders through dividends and share buybacks. Revenue growth in the low- to mid-single digits is consistent with modest economic growth, and earnings growth expectations have trended lower toward the mid-single digits over recent months. On the other hand, a stronger U.S. dollar is likely to create earnings headwinds for some multinational corporations. While the collapse in energy prices is a benefit to the U.S. consumer, it will negatively impact the energy sector, as well as any industrial business that services the sector through products and services.

A big question remains: Can the U.S. economy continue to “decouple” from the weakness overseas and sustain good GDP growth? Unfortunately, the answer is not clear at this point, although we are optimistic about policymakers’ willingness to implement the necessary fiscal and economic stimulus to jump-start growth in places like Europe and Japan. There seem to be limitations on a self-sustaining U.S. recovery, supported by good jobs growth, increased business and consumer spending, looser credit, and low energy costs, while overseas economies are still struggling.

Although the U.S. economic recovery is further advanced than many non-U.S. economies, this is largely priced into valuations for U.S. stocks. Given the disparity between recent performance gains and the relatively modest pace of earnings growth in U.S stocks, companies will need to deliver solid earnings and revenue growth to justify further gains. We would not be surprised to see a market pullback. As always, bottom-up research into fundamental factors like earnings growth and cash flow—factors that are at the heart of our investment approach—and careful stock selection will be essential. We remain committed to employing rigorous analysis to identify high-quality growth companies with strong earnings and cash flows that offer a combination of capital appreciation and income for our clients.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

January 22, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 95.9%		
CONSUMER DISCRETIONARY 12.7%		
Auto Components 0.7%		
Johnson Controls	610,700	29,521
		29,521
Hotels, Restaurants & Leisure 2.3%		
Carnival	635,800	28,821
Marriott, Class A	212,591	16,588
McDonald's	193,000	18,084
MGM Resorts International (1)	839,900	17,957
Wynn Resorts	155,800	23,177
		104,627
Leisure Products 0.4%		
Mattel	629,200	19,471
		19,471
Media 4.6%		
Comcast, Class A	281,300	16,318
Omnicom	650,200	50,371
Time Warner	822,066	70,221
Time Warner Cable, Class A	148,600	22,596
Walt Disney	560,100	52,756
		212,262
Multiline Retail 0.5%		
Kohl's (2)	365,200	22,292
		22,292
Specialty Retail 3.7%		
Home Depot	538,300	56,505
L Brands	410,300	35,512
Ross Stores	645,800	60,873
TSC	248,300	19,571
		172,461

Textiles, Apparel & Luxury Goods 0.5%		
Nike, Class B	251,900	24,220
		24,220
Total Consumer Discretionary		584,854
CONSUMER STAPLES 8.2%		
Beverages 2.4%		
Coca-Cola	302,200	12,759
PepsiCo	873,700	82,617
Pernod Ricard (EUR)	156,254	17,325
		112,701
Food & Staples Retailing 1.6%		
Costco Wholesale	156,300	22,155
Wal-Mart	160,100	13,749
Walgreens Boots Alliance	537,200	40,935
		76,839
Food Products 2.5%		
General Mills	591,500	31,545
McCormick	217,400	16,153
Mondelez International	851,300	30,923
Nestle (CHF)	487,202	35,713
		114,334
Household Products 0.7%		
Colgate-Palmolive	272,300	18,841
Procter & Gamble	134,300	12,233
		31,074
Tobacco 1.0%		
Philip Morris International	556,700	45,343
		45,343
Total Consumer Staples		380,291

ENERGY 6.0%		
Energy Equipment & Services 0.9%		
Schlumberger	463,800	39,613
		39,613
Oil, Gas & Consumable Fuels 5.1%		
Apache	368,300	23,081
Canadian Natural Resources (2)	382,600	11,815
Chevron	313,400	35,157
EQT	435,400	32,960
ExxonMobil	544,500	50,339
Occidental Petroleum	498,200	40,160
Spectra Energy	1,180,402	42,849
		236,361
Total Energy		275,974
FINANCIALS 19.0%		
Banks 5.6%		
JPMorgan Chase	1,282,100	80,234
PNC Financial Services Group	537,500	49,036
U.S. Bancorp	1,108,100	49,809
Wells Fargo	1,417,000	77,680
		256,759
Capital Markets 4.8%		
LPL Financial Holdings	271,600	12,100
Morgan Stanley	1,088,500	42,234
Northern Trust	405,100	27,304
State Street	952,300	74,755
TD Ameritrade Holding	1,083,940	38,783
Waddell & Reed Financial, Class A	527,100	26,260
		221,436

Consumer Finance 1.3%		
American Express	634,700	59,053
		59,053
Diversified Financial Services 0.4%		
McGraw Hill Financial	235,100	20,919
		20,919
Insurance 3.0%		
Allstate	474,900	33,362
Aon	600,500	56,945
Chubb	482,400	49,914
		140,221
Real Estate Investment Trusts 3.9%		
American Tower, REIT	207,200	20,482
Crown Castle International, REIT	866,400	68,186
General Growth Properties, REIT	1,442,200	40,569
Iron Mountain, REIT	423,555	16,375
Weyerhaeuser, REIT	909,600	32,645
		178,257
Total Financials		876,645
HEALTH CARE 17.1%		
Health Care Equipment & Supplies 4.6%		
Becton, Dickinson & Company	428,800	59,672
Covidien	425,500	43,520
DENTSPLY International	989,100	52,689
Medtronic	221,700	16,007
Stryker	432,900	40,835
		212,723
Health Care Providers & Services 4.9%		
AmerisourceBergen	332,700	29,996
Cigna	179,750	18,498

McKesson	425,500	88,326
UnitedHealth Group	885,500	89,515
		226,335
Life Sciences Tools & Services 2.4%		
Agilent Technologies	874,300	35,794
Thermo Fisher Scientific	580,300	72,706
		108,500
Pharmaceuticals 5.2%		
Johnson & Johnson	435,600	45,551
Merck	1,171,000	66,501
Pfizer	2,960,800	92,229
Zoetis	846,600	36,429
		240,710
Total Health Care		788,268
INDUSTRIALS & BUSINESS SERVICES 14.2%		
Aerospace & Defense 2.0%		
Rockwell Collins	179,700	15,181
United Technologies	655,900	75,429
		90,610
Air Freight & Logistics 1.4%		
C.H. Robinson Worldwide	236,700	17,726
UPS, Class B	415,400	46,180
		63,906
Commercial Services & Supplies 1.3%		
Tyco International	1,329,400	58,307
		58,307
Electrical Equipment 0.2%		
Eaton	168,674	11,463
		11,463

Industrial Conglomerates 4.3%		
Danaher	1,089,800	93,407
GE	1,537,300	38,847
Roper Industries	426,100	66,621
		198,875
Machinery 2.9%		
Flowserve	425,300	25,446
Illinois Tool Works	408,100	38,647
Pall	553,900	56,060
Stanley Black & Decker	144,900	13,922
		134,075
Professional Services 0.7%		
Equifax	410,300	33,181
		33,181
Road & Rail 0.6%		
Norfolk Southern	235,000	25,758
		25,758
Trading Companies & Distributors 0.8%		
Fastenal (2)	191,600	9,113
W. W. Grainger	113,100	28,828
		37,941
Total Industrials & Business Services		654,116
INFORMATION TECHNOLOGY 12.0%		
Communications Equipment 1.2%		
Cisco Systems	1,133,200	31,520
Qualcomm	321,500	23,897
		55,417

Electronic Equipment, Instruments & Components 0.3%		
Keysight Technologies (1)	452,400	15,278
		15,278
IT Services 5.4%		
Accenture, Class A	597,100	53,327
Automatic Data Processing	689,600	57,492
Fidelity National Information	653,300	40,635
Visa, Class A	367,500	96,359
		247,813
Semiconductor & Semiconductor Equipment 2.8%		
Applied Materials	1,268,800	31,618
Microchip Technology (2)	340,500	15,360
Texas Instruments	1,153,200	61,656
Xilinx	492,600	21,325
		129,959
Software 1.3%		
Microsoft	1,255,800	58,332
		58,332
Technology Hardware, Storage & Peripherals 1.0%		
Apple	440,900	48,666
		48,666
Total Information Technology		555,465
MATERIALS 4.8%		
Chemicals 4.6%		
Airgas	222,300	25,605
Ecolab	230,000	24,040
Praxair	362,500	46,966
RPM	584,900	29,660
Sherwin-Williams	203,700	53,581

Sigma Aldrich	231,722	31,808
		211,660
Metals & Mining 0.2%		
Nucor	247,000	12,115
		12,115
Total Materials		223,775
TELECOMMUNICATION SERVICES 0.4%		
Diversified Telecommunication Services 0.4%		
AT&T	597,700	20,077
Total Telecommunication Services		20,077
UTILITIES 1.5%		
Electric Utilities 0.9%		
Entergy	259,700	22,718
FirstEnergy	454,400	17,717
		40,435
Multi-Utilities 0.6%		
Sempra Energy	250,700	27,918
		27,918
Total Utilities		68,353
Total Common Stocks (Cost $2,698,907)		4,427,818
SHORT-TERM INVESTMENTS 4.0%		
Money Market Funds 4.0%		
T. Rowe Price Reserve Investment Fund, 0.07% (3)(4)	187,940,087	187,940
Total Short-Term Investments (Cost $187,940)		187,940

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,900,812)	$ 4,629,723
Dividends receivable	7,095
Receivable for shares sold	6,993
Receivable for investment securities sold	2,954
Other assets	253
Total assets	4,647,018
Liabilities	
Obligation to return securities lending collateral	13,965
Payable for shares redeemed	9,895
Payable for investment securities purchased	2,078
Investment management fees payable	1,903
Due to affiliates	189
Other liabilities	590
Total liabilities	28,620
NET ASSETS	$ 4,618,398
Net Assets Consist of:	
Undistributed net investment income	$ 717
Accumulated undistributed net realized gain	17,252
Net unrealized gain	1,728,888
Paid-in capital applicable to 127,835,422 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,871,541
NET ASSETS	$ 4,618,398
NET ASSET VALUE PER SHARE	
Investor Class	
($4,360,145,650 / 120,681,401 shares outstanding)	$ 36.13
Advisor Class	
($258,252,630 / 7,154,021 shares outstanding)	$ 36.10

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/14
Investment Income (Loss)		
Income		
Dividend		$ 84,017
Securities lending		62
Total income		84,079
Expenses		
Investment management		20,942
Shareholder servicing		
Investor Class	$ 5,513	
Advisor Class	385	5,898
Rule 12b-1 fees		
Advisor Class		625
Prospectus and shareholder reports		
Investor Class	344	
Advisor Class	19	363
Custody and accounting		222
Registration		139
Legal and audit		35
Directors		21
Proxy and annual meeting		15
Miscellaneous		17
Total expenses		28,277
Net investment income		55,802
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		165,734
Foreign currency transactions		3
Net realized gain		165,737
Change in net unrealized gain / loss		
Securities		280,200
Other assets and liabilities denominated in foreign currencies		(23)
Change in net unrealized gain / loss		280,177
Net realized and unrealized gain / loss		445,914
INCREASE IN NET ASSETS FROM OPERATIONS		$ 501,716

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/14	12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 55,802	$ 47,118
Net realized gain	165,737	68,358
Change in net unrealized gain / loss	280,177	790,063
Increase in net assets from operations	501,716	905,539
Distributions to shareholders		
Net investment income		
Investor Class	(53,719)	(44,687)
Advisor Class	(2,627)	(2,362)
Net realized gain		
Investor Class	(132,003)	(24,657)
Advisor Class	(8,017)	(1,623)
Decrease in net assets from distributions	(196,366)	(73,329)
Capital share transactions*		
Shares sold		
Investor Class	809,216	950,491
Advisor Class	33,822	84,549
Distributions reinvested		
Investor Class	163,782	60,292
Advisor Class	10,641	3,983
Shares redeemed		
Investor Class	(723,875)	(552,418)
Advisor Class	(56,995)	(52,980)
Increase in net assets from capital share transactions	236,591	493,917
Net Assets		
Increase during period	541,941	1,326,127
Beginning of period	4,076,457	2,750,330
End of period	**$ 4,618,398**	**$ 4,076,457**
Undistributed net investment income	717	1,261

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks dividend income and long-term capital growth primarily through investments in stocks. The fund has two classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992, and the Dividend Growth Fund–Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $22,000 for the year ended December 31, 2014.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2014, the value of loaned securities was $13,600,000; the value of cash collateral and related investments was $13,965,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $838,445,000 and $759,487,000, respectively, for the year ended December 31, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2014 and December 31, 2013, were characterized for tax purposes as follows:

At December 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2014, expenses incurred pursuant to these service agreements were $120,000 for Price Associates; $1,106,000 for T. Rowe Price Services, Inc.; and $525,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2015

Tax Information (Unaudited) for the Tax Year Ended 12/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$4,973,000 from short-term capital gains,

●	$152,818,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $62,032,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $62,032,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009 to
Ph.D.	present); Director, BioMed Realty Trust (2013 to present); Director,
(1944)	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
2009
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Member of the Advisory Board, Deutsche
[165]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1992
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009
2013	to present); Chairman of the Board (2005 to present), Interim Chief
[165]	Executive Officer (2007), and Director, Starwood Hotels & Resorts, a
hotel and leisure company (1999 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present); Chairman of Compensation Committee
[165]	and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital
(1943)	Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon
[165]	Property Group (2004 to present); Director, Norfolk Southern
(2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Dividend Growth Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Jon M. Friar (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly summer intern, T. Rowe
Price (to 2011)

James H. Friedland (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Internet Analyst
and Managing Director, Cowen and Company
(to 2012)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John M. Williams (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,283,000 and $1,691,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 13, 2015